Loss per share	12 Months Ended
Dec. 31, 2017
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Loss per share

Note 32: Loss per share

The loss per share is calculated by dividing loss for the year by the weighted average number of ordinary shares outstanding during the period. As the Group is incurring net losses, outstanding warrants have an anti-dilutive effect. As such, there is no difference between the basic and the diluted earnings per share. In case the warrants would be included in the calculation of the loss per share, this would decrease the loss per share.

(€‘000)	As of December 31,
	2017	2016	2015
Loss of the year attributable to Equity Holders	(56,395)	(23,606)	(29,114)
Weighted average number of shares outstanding	9,627,601	9,313,603	8,481,583

Earnings per share (non-fully diluted)	(5.86)	(2.53)	(3.43)

Outstanding warrants	674,962	571,444	319,330